040506  FORM 8-K Form 8-K

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  April 3, 2006

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 South Pennsylvania, Oklahoma City, Oklahoma	73107
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(405) 235-4546

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 -Financial Information

Item 2.02         Results of Operation and Financial Condition

On April 3, 2006, LSB Industries, Inc. (the "Company") issued a press release to report its financial results for the fourth quarter and year ended December 31, 2005. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On April 13, 2006, at 10:30 a.m. central time, the Company will hold a conference call broadcast live over the Internet to discuss the results of the fourth quarter and year ended December 31, 2005. The conference call was announced in the press release, dated April 3, 2006, attached hereto as Exhibit 99.1.

The information contained in this Item 2.02 of this Form 8-K and the Exhibit attached hereto are being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Act of 1934 (as amended), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended), except as shall be expressly set forth by specific reference in such filing.

Section 9 -Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.            Description

99.1                        Press Release dated April 3, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2006		LSB INDUSTRIES, INC.
	By:	/s/ Tony Shelby
Tony Shelby
Executive Vice President
Chief Financial Officer